UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 10, 2004


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


 California                          0-11868                  95-3533362
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(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)


6175 Nancy Ridge Drive, San Diego, California                    92121
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (858) 535-0202
                                                    --------------


                                       n/a
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          (Former name or former address, if changed since last report)

Item 5.  Other Events:

      Exhibit filed with this report:

      Exhibit 99. Registrant's press release dated March 10, 2004, publicly announcing two significant clinical presentations at American College of Cardiology Scientific Meeting.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CARDIODYNAMICS
                                             INTERNATIONAL CORPORATION

           Date:  March 10, 2004             By: /s/ Stephen P. Loomis
                                                --------------------------
                                             Stephen P. Loomis
                                             Chief Financial Officer